RIVERNORTH OPPORTUNISTIC MUNICIPAL INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

March 31, 2025 (Unaudited)

Shares/Description		Value
CLOSED-END FUNDS (63.21%)
United States - 63.21%
128,934	AllianceBernstein National Municipal Income Fund, Inc.	$1,400,223
16,593	BlackRock California Municipal Income Trust	182,191
62,333	BlackRock Investment Quality Municipal Trust, Inc.	716,206
47,156	BlackRock Long-Term Municipal Advantage Trust	456,942
75,139	BlackRock Municipal 2030 Target Term Trust(a)	1,595,201
39,925	BlackRock Municipal Income Quality Trust	430,391
123,368	BlackRock Municipal Income Trust(a)	1,221,343
200,746	BlackRock Municipal Income Trust II(a)	2,085,751
51,160	BlackRock MuniHoldings California Quality Fund, Inc.	547,924
136,938	BlackRock MuniHoldings Fund, Inc.(a)	1,607,652
38,220	BlackRock MuniHoldings New York Quality Fund, Inc.	387,933
111,497	BlackRock MuniHoldings Quality Fund II, Inc.(a)	1,114,970
131,534	BlackRock MuniVest Fund II, Inc.	1,390,314
185,185	BlackRock MuniVest Fund, Inc.	1,298,147
254,870	BlackRock MuniYield Fund, Inc.	2,688,878
18,544	BlackRock MuniYield Michigan Quality Fund, Inc.	211,031
27,849	BlackRock MuniYield New York Quality Fund, Inc.	276,541
50,159	BlackRock MuniYield Quality Fund II, Inc.	501,590
389,974	BlackRock MuniYield Quality Fund III, Inc.(a)	4,285,814
341,229	BlackRock MuniYield Quality Fund, Inc.(a)	3,995,792
41,835	BlackRock New York Municipal Income Trust	425,462
53,339	BNY Mellon Strategic Municipal Bond Fund, Inc.	307,766
119,012	BNY Mellon Strategic Municipals, Inc.	728,353
37,292	DTF Tax-Free Income 2028 Term Fund, Inc.	418,043
78,117	Invesco Advantage Municipal Income Trust II	667,119
98,438	Invesco Municipal Income Opportunities Trust	592,597
275,762	Invesco Municipal Opportunity Trust(a)	2,616,981
163,771	Invesco Municipal Trust	1,580,390
216,560	Invesco Quality Municipal Income Trust	2,096,301
65,221	Invesco Trust for Investment Grade Municipals	649,601
94,139	MFS High Income Municipal Trust	347,373
34,321	MFS High Yield Municipal Trust	119,780
171,024	Neuberger Berman Municipal Fund, Inc.	1,778,650
163,402	Nuveen AMT-Free Municipal Credit Income Fund(a)	2,022,917
219,929	Nuveen AMT-Free Quality Municipal Income Fund(a)	2,463,205
61,266	Nuveen California Quality Municipal Income Fund	688,630
39,252	Nuveen Dynamic Municipal Opportunities Fund	402,726
177,114	Nuveen Municipal Credit Income Fund	2,166,104
33,329	Nuveen Municipal Credit Opportunities Fund	356,620
291,556	Nuveen Municipal Value Fund, Inc.(a)	2,556,946
39,534	Nuveen New York AMT-Free Quality Municipal Income Fund	407,200
17,207	Nuveen New York Select Tax-Free Income Portfolio	203,387
67,209	Nuveen Pennsylvania Quality Municipal Income Fund	754,085
493,286	Nuveen Quality Municipal Income Fund(a)	5,682,655
32,307	PIMCO California Municipal Income Fund	285,917
62,104	PIMCO California Municipal Income Fund II	350,267
36,438	PIMCO California Municipal Income Fund III	237,576
3,962	PIMCO Municipal Income Fund	35,024
152,541	PIMCO Municipal Income Fund II	1,235,582
35,942	PIMCO New York Municipal Income Fund	269,206
8,005	PIMCO New York Municipal Income Fund II	56,675
9,849	PIMCO New York Municipal Income Fund III	55,548
57,977	Pioneer Municipal High Income Advantage Fund, Inc.	484,108
9,366	Putnam Managed Municipal Income Trust	57,414

Shares/Description		Value
CLOSED-END FUNDS (continued)
63,143	Putnam Municipal Opportunities Trust	$643,427
533,210	Western Asset Managed Municipals Fund, Inc.(a)	5,486,731

TOTAL CLOSED-END FUNDS
(Cost $64,516,854)		65,625,200

Principal Amount/Description		Rate	Maturity	Value
MUNICIPAL BONDS (90.38%)
Alabama (0.70%)
$675,000	Black Belt Energy Gas District, Revenue Bonds, Revenue Bonds	5.00%	03/01/55	$721,226

California (13.11%)
2,500,000	California State University, Revenue Bonds(b)	5.25%	11/01/53	2,698,166
4,300,000	City of Sacramento CA Water Revenue, Revenue Bonds(b)	5.25%	09/01/47	4,427,543
4,000,000	San Francisco Bay Area Rapid Transit District, General Obligation Unlimited Bonds(b)	5.25%	08/01/47	4,336,071
2,000,000	San Francisco City & County Airport Comm-San Francisco International Airport, Revenue Bonds(b)	5.50%	05/01/55	2,146,326
				13,608,106
Colorado (7.14%)
4,000,000	City & County of Denver Co. Airport System Revenue, Revenue Bonds	5.25%	12/01/43	4,075,372
3,000,000	Denver City & County School District No 1, General Obligation Unlimited Bonds(b)	5.50%	12/01/49	3,332,785
				7,408,157
Kentucky (4.45%)
4,500,000	Kentucky Bond Development Corp., Revenue Bonds(b)	5.00%	09/01/44	4,620,657

Massachusetts (3.82%)
2,000,000	Commonwealth of Massachusetts Transportation Fund Revenue, Revenue Bonds(b)	5.00%	06/01/53	2,082,484
1,820,000	Massachusetts School Building Authority, Revenue Bonds(b)	5.00%	08/15/45	1,887,570
				3,970,054
Michigan (3.19%)
3,000,000	State of Michigan Trunk Line Revenue, Revenue Bonds(b)	5.50%	11/15/44	3,310,370

Missouri (1.53%)
1,510,000	Health & Educational Facilities Authority of the State of Missouri, Revenue Bonds	5.00%	06/01/52	1,587,017

Nebraska (1.88%)
1,875,000	Omaha Airport Authority, Revenue Bonds	5.25%	12/15/49	1,950,362

Principal Amount/Description		Rate	Maturity	Value
Nevada (2.52%)
$2,500,000	Las Vegas Valley Water District, General Obligation Limited Bonds(b)	5.00%	06/01/53	$2,611,743

New Jersey (2.52%)
2,500,000	New Jersey Transportation Trust Fund Authority, Revenue Bonds(b)	5.25%	06/15/55	2,610,925

New York (16.05%)
5,000,000	City of New York NY, General Obligation Unlimited Bonds	5.25%	03/01/35	5,227,944
2,200,000	New York State Dormitory Authority, Revenue Bonds(b)	5.00%	03/15/41	2,329,227
5,000,000	Port Authority of New York & New Jersey, Revenue Bonds(b)	5.50%	08/01/52	5,248,313
3,750,000	Triborough Bridge & Tunnel Authority, Revenue Bonds(b)	5.00%	11/15/43	3,861,411
				16,666,895
North Carolina (4.99%)
3,000,000	Greater Asheville Regional Airport Authority, Revenue Bonds(b)	5.50%	07/01/52	3,125,267
2,000,000	North Carolina Turnpike Authority, Revenue Bonds(b)	5.00%	01/01/58	2,059,115
				5,184,382
Ohio (1.55%)
1,525,000	Columbus Regional Airport Authority, Revenue Bonds	5.50%	01/01/50	1,609,566

Oklahoma (3.89%)
4,000,000	Oklahoma City Airport Trust, Revenue Bonds	5.00%	07/01/43	4,037,564

Oregon (4.57%)
4,655,000	Oregon City School District No 62, General Obligation Unlimited Bonds(b)	5.00%	06/15/49	4,739,765

Pennsylvania (5.75%)
3,750,000	Pennsylvania State University, Revenue Bonds(b)	5.00%	09/01/43	3,844,140
2,000,000	Southeastern Pennsylvania Transportation Authority, Revenue Bonds(b)	5.25%	06/01/47	2,121,985
				5,966,125
Puerto Rico (3.11%)
2,000,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds(c)	4.00%	07/01/42	1,797,154
1,500,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Series Restructured Series A-2, Revenue Bonds	4.78%	07/01/58	1,430,099
				3,227,253

Principal Amount/Description		Rate	Maturity	Value
South Carolina (2.62%)
$2,500,000	South Carolina Public Service Authority, Revenue Bonds(b)	5.75%	12/01/52	$2,724,298

Texas (4.98%)
4,000,000	City of Georgetown TX Utility System Revenue, Revenue Bonds(b)	5.25%	08/15/52	4,182,241
1,000,000	Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds	5.00%	06/30/58	992,685
				5,174,926
Washington (2.01%)
2,000,000	Washington Metropolitan Area Transit Authority Dedicated Revenue, Revenue Bonds(b)	5.00%	07/15/48	2,084,084

TOTAL MUNICIPAL BONDS
(Cost $94,045,804)				93,813,475

Shares/Description		Value
SHORT-TERM INVESTMENTS (4.28%)
4,986,321	BlackRock Liquidity Funds MuniCash (7 Day Yield 2.888%)	$4,447,860

TOTAL SHORT-TERM INVESTMENTS
(Cost $4,447,538)		4,447,860

TOTAL INVESTMENTS (157.87%)
(Cost $163,010,196)		$163,886,535

Floating Rate Note Obligations (-60.11%)(d)		(62,400,000)
Other Assets In Excess Of Liabilities (2.24%)		2,327,183

NET ASSETS (100.00%)		$103,813,718

(a)	All or a portion of the security is pledged as collateral for the loan payable. As of March 31, 2025, the aggregate value of those securities was $19,954,267 representing 19.22% of net assets.
(b)	All or portion of the principal amount transferred to a Tender Option Bond ("TOB") Issuer in exchange for TOB Residuals and cash.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. The total value of Rule 144A securities amounts to $1,797,154, which represents 1.73% of net assets as of March 31, 2025.
(d)	Face value of Floating Rate Notes issued in TOB transactions.

Futures Contracts Sold:

Description	Contracts (Short)	Expiration Date	Notional Value	Value and Unrealized Appreciation/(Depreciation)
10-Yr U.S. Treasury Note Futures	(360)	June 2025	$40,038,750	$(481,845)
US Long Bond Future	(165)	June 2025	19,351,406	(196,028)
			$59,390,156	$(677,873)

RiverNorth Opportunistic Municipal Income Fund, Inc.

Notes to Quarterly Schedule of Investments	March 31, 2025 (Unaudited)

1. ORGANIZATION

RiverNorth Opportunistic Municipal Income Fund, Inc. (the “Fund”) was organized as a Maryland corporation on July 16, 2018, pursuant to its Articles of Incorporation, which were amended and restated on October 19, 2018 (“Articles of Incorporation”). The Fund commenced operations on October 25, 2018 and had no operations until that date other than those related to organizational matters and the registration of its shares under applicable securities laws.

The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Articles of Incorporation permit the Board of Directors (the “Board” or “Directors”) to authorize and issue fifty million shares of common stock with $0.0001 par value per share. The Fund is considered an investment company and therefore follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies.

The Fund will terminate on or before October 25, 2030; provided, that if the Board believes that under then-current market conditions it is in the best interests of the Fund to do so, the Fund may extend the Termination Date once for up to one year, and once for an additional six months. The Fund may be converted to an open-end investment company at any time if approved by the Board and the shareholders. Within twelve months prior to the termination date, the Fund may conduct a tender offer to purchase 100% of the then outstanding shares. Following the completion of the tender offer, the Fund must have at least $100 million of net assets. The Board may then eliminate the termination date and convert the Fund to a perpetual structure upon the affirmative vote of a majority of the Board.

The Fund’s investment adviser is RiverNorth Capital Management, LLC (the “Adviser”) and the Fund’s sub-adviser is MacKay Shields, LLC (the “Sub-adviser”). The Fund’s primary investment objective is to seek current income exempt from regular U.S. federal income taxes (but which may be includable in taxable income for purposes of the Federal alternative minimum tax). The Fund’s secondary investment objective is total return.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”). The financial statements are prepared in accordance with U.S. GAAP, which requires management to make estimates and assumptions that affect the reported amounts and disclosures, including the disclosure of contingent assets and liabilities, in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on March 31, 2025.

The Fund invests in closed-end funds (“CEFs”), each of which has its own investment risks. Those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one CEF than in another, the Fund will have greater exposure to the risks of that CEF.

Security Valuation:  The Fund’s investments are generally valued at their fair value using market quotations. If a market value quotation is unavailable a security may be valued at its estimated fair value as described in Note 3.

Security Transactions and Investment Income:  The Fund follows industry practice and records securities transactions on the trade date basis. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date, and interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method over the life of the respective securities.

3. SECURITIES VALUATION AND FAIR VALUE Measurements

Fair value is defined as the price that the Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. U.S. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including using such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

RiverNorth Opportunistic Municipal Income Fund, Inc.

Notes to Quarterly Schedule of Investments	March 31, 2025 (Unaudited)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including CEFs, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange-traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, as the Fund’s valuation designee, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including short-term investments, are generally priced at the ending NAV provided by the service agent of the funds. These securities will be classified as Level 1 securities.

Fixed income securities, including municipal bonds, are normally valued at the mean between the closing bid and asked prices provided by independent pricing services. Prices obtained from independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. These securities will be classified as Level 2 securities.

Futures contracts are normally valued at the final settlement price or official closing price provided by independent pricing services. These securities will be classified as Level 1 securities.

Effective September 8, 2022, and pursuant to the requirements of Rule 2a-5 under the 1940 Act, the Board approved updated valuation procedures for the Fund and designated the Adviser as the Fund’s valuation designee to make all fair valuation determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight.

In accordance with the Fund’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) discounted cash flow models; (iii) weighted average cost or weighted average price; (iv) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (v) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s, opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

RiverNorth Opportunistic Municipal Income Fund, Inc.

Notes to Quarterly Schedule of Investments	March 31, 2025 (Unaudited)

Good faith pricing may also be used in instances when the bonds in which the Fund invests default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used at March 31, 2025 in valuing the Fund’s assets and liabilities:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Closed-End Funds	$65,625,200	$–	$–	$65,625,200
Municipal Bonds	–	93,813,475	–	93,813,475
Short-Term Investments	4,447,860	–	–	4,447,860
Total	$70,073,060	$93,813,475	$–	$163,886,535
Other Financial Instruments**
Liabilities:
Future Contracts	$(677,873)	$–	$–	$(677,873)
Total	$(677,873)	$–	$–	$(677,873)

*	Refer to the Fund's Schedule of Investments for a listing of securities by type.
**	Other financial instruments are derivative instruments reflected in the Schedule of Investments. Futures contracts are reported at their unrealized appreciation/depreciation.

The Fund did not hold Level 3 securities during the period ended March 31, 2025.

The Fund holds liabilities for floating rate note obligations which are not reflected in the table above. The fair value of the Fund's liabilities for floating rate note obligations approximates their liquidation values. Floating rate note obligations are generally classified as Level 2.

4. Derivative Financial Instruments

The following discloses the Fund’s use of derivative instruments. The Fund’s investment objective not only permits the Fund to purchase investment securities, but also allow the Fund to enter into various types of derivative contracts such as futures. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objective more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

On October 28, 2020, the Securities and Exchange Commission ("SEC") adopted Rule 18f-4 under the 1940 Act, which provides for the regulation of the use of derivatives and certain related instruments by registered investment companies. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users. In addition, Rule 18f-4 requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements) and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC rescinded certain of its prior guidance regarding asset segregation and coverage requirements in respect of derivatives transactions and related instruments. With respect to reverse repurchase agreements, tender option bonds or other similar financing transactions in particular, Rule 18f-4 permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all tender option bonds or similar financing with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all tender option bonds or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. The Fund was required to comply with Rule 18f-4 beginning August 19, 2022 and has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4.

RiverNorth Opportunistic Municipal Income Fund, Inc.

Notes to Quarterly Schedule of Investments	March 31, 2025 (Unaudited)

Market Risk Factors: In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Interest Rate Risk: Interest rate risk relates to the risk that the municipal securities in the Fund’s portfolio will decline in value because of increases in market interest rates.

Risk of Investing in Derivatives

The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objective, but are the additional risks from investing in derivatives. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

In the ordinary course of business, the Fund may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements.

Futures

The Fund may invest in futures contracts in accordance with its investment objectives. The Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a fund from liquidating an unfavorable position, and the fund would remain obligated to meet margin requirements until the position is closed. In addition, a fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The Fund is party to certain enforceable master netting arrangements, which provide for the right of offset under certain circumstances, such as the event of default.

When a purchase or sale of a futures contract is made by a fund, the fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. These amounts are included in Deposit with broker for futures contracts on the Statement of Assets and Liabilities. Each day the Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by the Fund. Variation margin does not represent a borrowing or loan by the Fund but instead is a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.